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                                                                    EXHIBIT 10.1

SILICON VALLEY BANK

                               AMENDMENT AGREEMENT


BORROWER:   ATS MEDICAL SALES, INC.
            ATS MEDICAL, INC.

DATE:       MARCH 24, 2005


         THIS AMENDMENT AGREEMENT ("Amendment") is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower"), with reference to the following facts:

         A. Silicon and Borrower are parties to that certain Loan and Security Agreement, with an Effective Date of July 28, 2004 (as amended, the "Loan Agreement"). (The Loan Agreement and all other present and future documents, instruments and agreements relating thereto are referred to herein collectively as the "Loan Documents". Capitalized terms used in this Agreement which are not defined herein shall have the meanings set forth in the Loan Agreement.)

         B. The parties desire to amend the Loan Agreement, as set forth in this Amendment.

         The parties agree as follows:

         1. FINANCIAL COVENANTS. Section 6.7 of the Loan Agreement reads as follows:

             Borrower will maintain at all times, on a consolidated basis:

             (i) LIQUIDITY RATIO. A ratio of (y) unrestricted cash (and equivalents) of Borrower on deposit with Bank plus Borrower's Eligible Accounts, (z) divided by Current Liabilities, of equal to or greater than 2.25 to 1.00.

             (ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least the following amounts for the following periods:

             The Closing Date through September 30, 2004             $52,000,000
             October 1, 2004 through December 31, 2004               $49,000,000
             January 1, 2005 through March 31, 2005                  $46,000,000
             April 1, 2005 through June 30, 2005                     $44,000,000
             July 1, 2005 and thereafter                             $42,000,000



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         Section 6.7 of the Loan Agreement is hereby amended to read as follows, effective as of April 1, 2005:

             Borrower will maintain at all times, on a consolidated basis:

             (i) LIQUIDITY RATIO. A ratio of (y) unrestricted cash (and equivalents) of Borrower on deposit with Bank plus Borrower's Eligible Accounts, (z) divided by Current Liabilities, of equal to or greater than 2.00 to 1.00.

             (ii) TANGIBLE NET WORTH. A Tangible Net Worth of at least the following amounts for the following periods:

             The Closing Date through September 30, 2004             $52,000,000
             October 1, 2004 through December 31, 2004               $49,000,000
             January 1, 2005 through March 31, 2005                  $42,000,000
             April 1, 2005 through June 30, 2005                     $39,000,000
             July 1, 2005 and thereafter                             $36,000,000

         2. AMENDMENT FEE. In consideration for Silicon entering into this Agreement, Borrower shall concurrently pay Silicon a fee in the amount of $1,000, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment is part of the Loan Agreement and its terms are incorporated herein.



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BORROWER:                                        SILICON:

ATS MEDICAL SALES, INC.                          SILICON VALLEY BANK

By:  /s/ John R. Judd                            By:  /s/ Charles Roehl
Name:  John R. Judd                              Title:  VP Relationship Manager
Title:  Chief Financial Officer

ATS MEDICAL, INC.

By:  /s/ John R. Judd
Name:  John R. Judd
Title:  Chief Financial Officer